UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513) 629-8104

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2021

Date of reporting period: February 28, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report

February 28, 2021

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Long/Short Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

1605 Carmody Court, Suite 300

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Fellow Shareholder:

Over the past year, equity returns have spiked as vaccines gave investors hope of a return to normalization of economic activity and spending patterns in 2021. Earlier in the period, market leadership was concentrated around companies that create technology to support work-from-home and e-commerce. More recently, as investors have become more optimistic about the economy, the rally has broadened substantially – particularly for small cap stocks.

Across the market cap spectrum, investors categorically favored value over growth during the quarter. In our view, this is the beginning of a long-heralded rotation from high P/E stocks to ones trading at compelling fundamentals. Further supporting our thesis are several catalysts that are aligning in favor of the value. In times past, value tends to perform well following recessions. At the same time, the differential in valuation multiples between the two styles is wide by historical standards. Meanwhile, recent reports demonstrate higher inflation expectations and increasing interest rates, both of which we believe bode well for value stocks.

Concerning inflation, the debate about whether higher prices will emerge out of the pandemic is becoming more persuasive. With the proliferation of vaccines allowing industries to fully reopen, the economy is likely on the cusp of a new beginning. The combinations of trillions of dollars of fiscal stimulus, low historic interest rates and pent-up demand may mean economic activity in the coming months will be unparalleled to any experienced in decades. We believe that the Consumer Price Index (CPI) reports will soon contribute to the sense that an inflationary dawn is breaking.

In closing, while we are pleased with our performance during the period, we are also encouraged by the economic and market backdrop. In our view, the setup up for the road ahead remains positive for our value strategy as we expect strong profit growth, lower interest rates and market sentiment to support our relative returns. The firms in which we have ownership have strong balance sheets, proven management teams, recurring cash flow streams and the flexibility to adapt to the new world post COVID-19. We believe these companies will be able to compound earnings over an extended period through both rising and declining markets. All told, we remain dedicated to delivering strong long-term performance and transparent communications to our shareholders. Thank you for your commitment and loyalty to Snow Capital.

Snow Capital Long/Short Opportunity Fund

How did the Fund perform?

For the year ended February 28, 2021, the Institutional Class shares returned 26.00% compared to a return of 23.34% for the Russell 3000® Value Total Return Index and 16.91% for the custom blended 70% Russell 3000 Value Total Return/30% BofA Merrill Lynch 3-month US Treasury Bill Blend Index. For the six-month period ended February 28, 2021, the Institutional Class shares recorded a return of 31.90% compared to a return of 20.72% for the Russell 3000 Value Total Return Index and 14.38% for the custom blended 70% Russell 3000 Value Total Return/30% ICE BofA Merrill Lynch 3 Month US Treasury Bill Blend Index.

How is the Fund managed?

The Long/Short Opportunity Fund is an all-cap, contrarian value, liquid alternatives fund that uses a variety of hedging strategies to reduce the overall volatility of the Fund’s investment portfolio.

The Fund employs a fundamental value philosophy and a disciplined bottom-up investment process to select long equity positions. Thorough reviews are conducted on each company to ensure they are in line with our investment thesis and potential return target. The portfolio consists of our highest conviction companies as core holdings, along with short equity positions, long and short options, exchange-traded funds, and closed-end funds as hedging vehicles. The Fund is managed with a conviction-weighted long portfolio and an opportunistic, research-driven process for our short positioning with the goal of smoothing volatility of investment returns for our shareholders.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Industrials, Consumer Discretionary, Information Technology, Energy, Materials, Communication Services, Health Care, and Consumer Staples sectors added to overall performance.

Tapestry Inc (TPR), a high-end leather goods, clothing, and accessories retailer based in New York, New York, outperformed as a new management team did well to adjust the business model to changes brought on by the COVID-19 pandemic, resulting in an improved margin profile and heightened focus on attracting new customers to their digital platform. Consumer spending habits held up better than feared throughout the second half of 2020, driving improvements in depressed valuations across retail brands with strong balance sheets and a clear forward-looking strategy. Kohl’s Corporation (KSS), operator of a chain of family-oriented department stores, was another retailer that benefitted from both macro improvements and company specific execution during the period, including an improved margin trajectory and prudent inventory management. The company’s management team was methodical and transparent in their response to the pandemic with an early focus on stabilizing the balance sheet, continuous improvement on cash flow, and refocusing on growth areas such as digital, active, and beauty. Many of those strategies began to pay off in the second half of the year and should continue to build through 2021. Recent activist activity in the name should keep a heightened focus on the company’s 2021 goals and execution. FedEx (FDX) continued to benefit from a structural shift to online ordering, leveraging their market position to gain pricing power. The company’s outsized exposure to cargo aircraft relative to peers has been a net positive given the lack of available capacity in passenger jets, specifically international traffic. Cimarex Energy (XEC), an explorer and producer of crude oil and natural gas in the United States, outperformed as the company’s management team did well to manage costs during the period, resulting in material free-cash-flow as oil and gas prices rose over the second half of the year. The excess cash position has left the company with numerous shareholder friendly capital allocation options moving forward. Rio Tinto PLC (RIO), an international mining company, added to performance as the spot price of iron ore increased throughout the year. The increase in commodity spot prices increased profitability due to RIO’s low production costs, while the valuation improved with the company’s strong balance sheet and significant capital return profile. RIO should benefit from a robust recovery in China post-Covid-19, global infrastructure spending, and inflation.

Top Detractors from the Fund’s Return

For the full year, the Real Estate and Utilities sectors detracted from overall performance.

Four of the five largest detractors in the Fund for the year were positions that were sold very early in the period in March, 2020, to rotate capital into ideas with higher upside as equity prices fell in-step while pandemic fears swept through the markets. BankUnited (BKU), a bank holding company based in Miami, Florida, was sold to rotate capital into financial holdings with better balance sheet profiles. Occidental Petroleum (OXY) was sold as oil prices rapidly fell in March, 2020, given concerns over what decreases in oil consumption would do to spot prices. OUTFRONT Media (OUT), a company that leases advertising space on billboards and physical sites, fell with the equity markets during the stay-at-home period, and capital was rotated into higher upside ideas. Dick’s Sporting Goods (DKS) detracted as big box retailers sold off aggressively early in the period. The Fund sold the position as stocks fell in March, 2020, and rotated the capital into other ideas. These four positions carried an average weight for the period of less than 0.15% and were all sold as the markets went through structural shifts during the early days of the COVID-19 pandemic. BP PLC (BP) detracted from overall performance as the company laid out an ambitious transformational strategy to expand their mix of renewable energy production while limiting growth in their oil and gas portfolios. The Fund continues to maintain a position in the stock as the company makes progress pivoting to their new operating model. Short positions detracted from overall performance given strong performance of the iShares Russell 2000 ETF (IWM), S&P 500 ETF (SPY), and iShares Russell 1000 Value ETF (IWD) over the course of the period. These type of macro hedges utilized in the portfolio aim to reduce the overall volatility of the Fund’s investment portfolio.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Total Return Index, the Fund holds an above-average weight in the Consumer Discretionary, Energy, Financials, and Materials sectors, and a below-average weight in the Communication Services, Consumer Staples, Health Care, Information Technology, and Industrials sectors. As of February 28, 2021, the Fund held no positions in the Real Estate or Utilities sectors.

We reduced our exposure to Information Technology, Utilities, Real Estate, Health Care, Financials, Consumer Staples, and Communication Services

sectors, and increased our exposure to the Consumer Discretionary, Energy, Industrials, and Materials sectors during the fiscal year.

As of February 28, 2021, the portfolio held 48 core long equity positions and was approximately 73% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio. For the year ended February 28, 2021, short positions detracted -6.03% from total return.

Comments on the Fund’s Five Largest Holdings

Tapestry, Inc (TPR)

Tapestry designs and markets high-end leather goods, clothing, and accessories. Operating under the brands of Coach, Kate Spade, and Stuart Weitzman, the company sells its products through brick-and-mortar retail stores and online. Supply chain and marketing synergies provide significant opportunity for margin improvement across the company’s platform, while demand for luxury goods should improve as people return to offices, schools, and normalized day-to-day activity following prolonged stay-at-home orders.

Bank of America Corp. (BAC)

One of the largest financial institutions in the U.S., we believe that BAC may benefit from increased demand for the bank’s services and improved competitive positioning. In addition to one of the country’s most expansive physical branch networks, BAC has been a consistent market leader in digital banking and engagement. Capital levels are strong and in our view, management has been improved under the direction of CEO Brian Moynihan.

JPMorgan Chase & Co. (JPM)

Under the leadership of CEO Jamie Dimon, JPM has become a premier money center bank. The company remains focused on capital generation, cost reduction, regulatory compliance, and shareholder returns. JPM continues to take share from the competition and is striving for mid-teens return on equity while showcasing one of the best balance sheets in the industry.

Kohl’s Corporation (KSS)

Operating a chain of family-oriented department stores, KSS appears well-positioned to take market share from struggling retailers including department stores, mall-based specialty retail, and faltering strip center peers. A partnership with Amazon offering free returns and package-less returns should help foot traffic, while plans to sublease space to Aldi (in up to 300 stores) and Planet Fitness (10 stores) creates a unique concept operating within its own niche in the retail space.

Marathon Petroleum Corporation (MPC)

A leading US crude oil refining company, MPC is well diversified given its balanced mix between refining, retail, and midstream exposure. The company is well positioned to drive value accretion through the integration and synergy capture of its large portfolio of assets across the entire US, with the pending sale of its retail business providing further optionality.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the year ended February 28, 2021, the Institutional Class shares returned 67.21% compared to a return of 41.06% for the Russell 2000® Value Total Return Index. For the six-month period ended February 28, 2021, the Institutional Class shares recorded a return of 59.99% compared to a return of 46.42% for the Russell 2000® Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of 40 to 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations within the range of the Russell 2000® Value Total Return Index.

Top Positive Contributors to the Fund’s Return

For the year ended February 28, 2021, the Consumer Discretionary, Financials, Information Technology, Industrials, Energy, Communication Services, Materials, Health Care, and Consumer Staples sectors added to overall performance.

American Eagle Outfitters (AEO) outperformed over the year as the company did well to manage the challenges brought on to the general retail space by the COVID-19 pandemic. AEO grew digital channels and hastened their business shift to their Aerie brand, which was up more than 20% in the fiscal year, easing concerns that the perceived mature brand had limited growth prospects. WESCO International (WCC), based in Pittsburgh, PA, benefitted from both strong macro and company specific results. Levered to the distribution of electrical products and other industrial maintenance operating supplies, WCC showcased strong results driven by a boom in contractor and manufacturer activity. Execution on integration results following the acquisition of Anixter in June, 2020, re-set investor expectations for growth and set a path to higher sales, earnings, and free cash flow for the company. Bloomin’ Brands Inc. (BLMN), operator of Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill, and Fleming’s Steakhouse, outperformed with management doing well to manage operating activity during the COVID-19 pandemic, controlling costs and excelling in off-premise sales. Investors are excited about the launch of the company’s digital brand Tender Shack, which leverages existing infrastructure so that additional capital expenditure is nearly zero, implying margin upside. National General Holdings Corp. (NGHC), a specialty personal lines insurance company, was acquired by Allstate (ALL) in July, 2020, for more than a 60% premium. Regional bank, First Horizon Corp. (FHN), reported solid progress on their integration with IBERIABANK (IBKC), a merger of equals that expanded the company’s presence through the southeastern United States. Rising interest rates in the second half of the year provided a tailwind to interest rate sensitive companies such as FHN, while improving corporate and consumer credit trends assuaged investor concerns about the general banking space.

Top Detractors from the Fund’s Return

For the full year, no one sector detracted from overall performance.

Essent Group (ESNT), Cowen Inc. (COWN), and Apogee Enterprises (APOG) were positions that were sold very early in the period in March, 2020, to rotate capital into ideas with higher upside as equity prices fell in-step as pandemic fears swept through the markets. These three positions, which were three of the five largest detractors for the year, carried an average weight for the year of less than 0.05%, respectively. Great Western Bancorp (GWB), a regional bank based in Sioux Falls, SD, detracted from overall performance due to the company’s higher-than-average exposure to COVID-19 sensitive end markets such as hotels. The Fund sold the position to rotate capital into other financial sector companies with a better risk/reward profile. The Cheesecake Factory (CAKE) was a net detractor for the period as the company sold off with restaurant peers during the onset of the COVID-19 pandemic. The Fund exited the position after the stock rebounded from pandemic lows of $15 to above its pre-crisis cost basis near $40, rotating capital into ideas with higher upside.

Were there significant changes to the portfolio?

As of February 28, 2021, the Fund held an overweight in the Financials, Information Technology, Energy, Communication Services, and Materials sectors compared to the Russell 2000® Total Return Value Index. The Fund held below average positions in the Industrials, Health Care, Consumer Staples, and Consumer Discretionary sectors while having no holdings in the Real Estate and Utilities sectors.

We reduced our exposure to the Financials, Consumer Discretionary, Consumer Staples, and Health Care sector positions and increased our investments in the Financials, Information Technology, Health Care, Consumer Discretionary, and Communication Services sector positions during the year.

Comments on the Fund’s Five Largest Holdings

Commercial Metals Company (CMC)

Based in Irving, TX, CMC manufactures, recycles, and fabricates steel and metal products. In addition to favorable macro and regulatory trends that should benefit the general industry, CMC’s core competitive advantage is that they are positioned as a vertically integrated low-cost producer of rebar, including more than 60 facilities strategically located in close proximity to job sites, which is vital in the rebar and steel fabrication business.

First Horizon Corporation (FHN)

FHN is a regional bank based in Memphis, TN. The company recently completed a merger of equals with IBERIABANK (IBKC) with little geographic overlap that expanded their presence throughout Florida and the southeastern United States. The company’s credit exposure to COVID-sensitive end markets is modest relative to peers, and the company will benefit if interest rates move higher off their historic lows.

Delek US Holdings (DK)

DK is a diversified downstream energy company with a broad platform consisting of petroleum refining, logistics, convenience retail stores, and asphalt operations. Along with a return of normalized demand post-pandemic, over time the company should benefit from investments made in its logistics business to support Permian production growth.

CNO Financial (CNO)

Based in Carmel, IN, CNO offers supplemental health, individual life insurance, workplace benefits, and fixed indexed annuities to consumers and small businesses. Investor concerns over long term care insurance and historically low interest rates have depressed valuations in the space, enabling the Fund to build a position. We believe CNO’s target market of seniors and middle-income families are often overlooked and underserved, providing a unique opportunity in an industry that is expected to double over the next decade.

Lions Gate Entertainment (LGF/A)

LGF is a global pure-play content company with offerings that include feature films, television programs, digital content, and paywalled premium platforms. Today the company’s content initiatives are backed by a 17,000-title film and television library delivered through a global sales and licensing model. With less advertising exposure relative to peers and a growing streaming platform (STARZ), the company is well positioned to compete in a media landscape that is ever changing.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. The Snow Capital Long/Short Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Snow Capital Long/Short Opportunity Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Long/Short Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. Investing in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to trade ETF shares. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Earnings growth does not represent a Fund’s future performance.

The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Value Total Return Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The 70% Russell 3000 Value Total Return/30% ICE BofA Merrill Lynch 3-month US Treasury Bill Blend Index is a blended index represented by 70% of the Russell 3000® Value Total Return Index and 30% of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Indexes are unmanaged. It is not possible to invest directly in an index.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization.

Market Capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Free Cash Flow is the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

P/E (Price to Earnings) is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/20-2/28/2021).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Balance 9/1/20	Ending Account Balance 2/28/2021	Expenses Paid During Period 9/1/20- 2/28/21	Annualized Expense Ratio
Based on Actual Fund Returns*
Long/Short Opportunity Fund
Class A	$1,000.00	$1,317.70	$10.98	1.91%
Class C	1,000.00	1,312.30	15.25	2.66%
Institutional Class	1,000.00	1,319.00	9.54	1.66%
Small Cap Value Fund
Class A	1,000.00	1,598.40	9.66	1.50%
Class C	1,000.00	1,592.30	14.46	2.25%
Institutional Class	1,000.00	1,599.90	8.06	1.25%

*

Expenses are equal to each Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the 12-month period (365).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Balance 9/1/20	Ending Account Balance 2/28/2021	Expenses Paid During Period 9/1/20- 2/28/21	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns*
Long/Short Opportunity Fund
Class A	$1,000.00	$1,015.32	$9.54	1.91%
Class C	1,000.00	1,011.60	13.27	2.66%
Institutional Class	1,000.00	1,016.56	8.30	1.66%
Small Cap Value Fund
Class A	1,000.00	1,017.36	7.50	1.50%
Class C	1,000.00	1,013.64	11.23	2.25%
Institutional Class	1,000.00	1,018.60	6.26	1.25%

*

Expenses are equal to each Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, under normal market conditions the Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000® Value Total Return Index (“small cap companies”). Snow Capital Management L.P. (the “Adviser”) selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2021 is shown below.

Snow Capital Long/Short Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation and protection of investment principal. The Fund seeks to achieve its investment objective by investing primarily in equity securities that Snow Capital Management L.P. (the “Adviser”), the Fund’s investment adviser, believes are undervalued, selling short equity securities the Adviser believes are overvalued and selling short equity securities to hedge market risk. The Fund may also invest in options, futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security. Long and short investments can include common and preferred stocks, convertible securities, shares of other investment companies and ETFs that invest in equity securities. With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. The Fund may invest in securities of companies of any size and is not managed toward sector or industry weights. In addition to domestic securities, the Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities, including investments in emerging markets. The Fund’s allocation of portfolio assets as of February 28, 2021 is shown below.

*	Short Securities (10.74%); Options Written (1.54%), each as a percent of total net assets.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2021(1)

	One Year	Five Years	Ten Years	Since Inception (11/30/10)
Snow Capital Small Cap Value Fund
Class A (with sales charge)	58.06%	12.04%	7.76%	9.72%
Class A (without sales charge)	66.81%	13.26%	8.34%	10.30%
Class C (with sales charge)	64.60%	12.42%	7.54%	9.48%
Class C (without sales charge)	65.60%	12.42%	7.54%	9.48%
Institutional Class	67.21%	13.55%	8.61%	10.57%
Russell 2000® Value Total Return Index	41.06%	14.22%	9.65%	10.80%

	One Year	Five Years	Ten Years	Since Inception (4/28/06)
Snow Capital Long/Short Opportunity Fund
Class A (with sales charge)	19.10%	11.96%	5.98%	5.17%
Class A (without sales charge)	25.71%	13.18%	6.56%	5.55%
Class C (with sales charge)	23.74%	12.32%	5.79%	4.79%
Class C (without sales charge)	24.74%	12.32%	5.79%	4.79%
Institutional Class	26.00%	13.46%	6.82%	5.81%
Russell 3000® Value Total Return Index	23.34%	12.17%	10.33%	7.16%
70% Russell 3000® Value Total Return / 30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index	16.91%	9.09%	7.58%	5.63%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A shares and the applicable contingent deferred sales charge for Class C shares. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The Russell 2000® Value Total Return Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The 70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month Treasury Bill Blend Index consists of 70% Russell 3000® Value Total Return Index and 30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index. The ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 28, 2021

	Shares	Value
COMMON STOCKS - 97.92%
Air Freight & Logistics - 0.43%
Atlas Air Worldwide Holdings, Inc. (a)	1,486	$81,923

Airlines - 3.22%
JetBlue Airways Corp. (a)	33,025	608,651

Auto Components - 4.62%
Cooper-Standard Holdings, Inc. (a)	7,340	262,919
Modine Manufacturing Co. (a)	43,960	609,725

		872,644

Banks - 23.04%
BankUnited, Inc.	18,821	756,416
First Commonwealth Financial Corp.	28,292	379,396
First Horizon National Corp.	51,631	836,421
First Midwest Bancorp Inc.	18,388	363,715
FNB Corp.	59,306	701,590
OFG Bancorp (b)	14,954	288,762
PacWest Bancorp	10,522	381,317
Umpqua Holdings Corp.	37,786	645,007

		4,352,624

Capital Markets - 0.70%
Affiliated Managers Group, Inc.	950	132,972

Commercial Services & Supplies - 3.30%
ACCO Brands Corp.	76,919	623,044

Electrical Equipment - 0.71%
nVent Electric PLC (b)	5,126	134,609

Entertainment - 6.09%
Cinemark Holdings, Inc.	17,709	397,567
Lions Gate Entertainment Corp. - Class A (a)(b)	51,879	753,283

		1,150,850

Food Products - 3.06%
Pilgrim’s Pride Corp. (a)	25,813	577,953

Health Care Equipment & Supplies - 0.66%
Integra LifeSciences Holdings Corp. (a)	1,813	123,900

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2021

	Shares	Value
Health Care Providers & Services - 2.24%
AMN Healthcare Services, Inc. (a)	5,813	$423,594

Hotels, Restaurants & Leisure - 3.70%
Bloomin’ Brands, Inc.	9,025	224,181
Brinker International, Inc.	1,587	108,852
Dave & Buster’s Entertainment, Inc.	2,689	109,200
Norwegian Cruise Line Holdings Ltd. (a)(b)	8,712	257,527

		699,760

Household Durables - 1.38%
Taylor Morrison Home Corp.	9,458	260,190

Insurance - 7.76%
American Equity Investment Life Holding Co.	14,708	406,382
Argo Group International Holdings Ltd. (b)	6,361	293,942
CNO Financial Group, Inc.	31,860	766,551

		1,466,875

IT Services - 1.69%
Alliance Data Systems Corp.	3,303	318,740

Metals & Mining - 6.53%
B2Gold Corp. (b)	62,276	272,146
Century Aluminum Co. (a)	13,485	185,149
Commercial Metals Co.	30,895	777,010

		1,234,305

Oil, Gas & Consumable Fuels - 8.78%
Cabot Oil & Gas Corp.	4,970	91,995
Cimarex Energy Co.	9,962	577,696
Delek US Holdings, Inc.	35,592	874,140
HollyFrontier Corp.	3,033	114,890

		1,658,721

Paper & Forest Products - 1.99%
Domtar Corp.	10,149	376,020

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2021

	Shares	Value
Semiconductors & Semiconductor Equipment - 3.30%
Photronics, Inc. (a)	14,500	$172,695
Silicon Motion Technology Corp. (b)	7,598	451,625

		624,320

Software - 2.97%
J2 Global, Inc. (a)	5,035	560,798

Specialty Retail - 2.87%
American Eagle Outfitters, Inc.	7,473	192,056
Urban Outfitters, Inc. (a)	10,325	350,018

		542,074

Technology Hardware, Storage & Peripherals - 5.05%
NCR Corp. (a)	15,880	551,988
Super Micro Computer, Inc. (a)	12,341	402,687

		954,675

Textiles, Apparel & Luxury Goods - 0.42%
Skechers U.S.A., Inc. - Class A (a)	2,185	79,971

Trading Companies & Distributors - 3.41%
WESCO International, Inc. (a)	8,020	643,845

TOTAL COMMON STOCKS (Cost $13,957,387)		18,503,058

MONEY MARKET FUND - 2.37%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 0.010% (c)	448,139	448,139

TOTAL MONEY MARKET FUND (Cost $448,139)		448,139

Total Investments (Cost $14,405,526) - 100.29%		18,951,197
Liabilities in Excess of Other Assets - (0.29)%		(55,653)

TOTAL NET ASSETS - 100.00%		$18,895,544

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2021

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 28, 2021.

Abbreviations:

Ltd.	Limited Liability Company.
PLC	Public Limited Company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments

February 28, 2021

	Shares	Value
COMMON STOCKS - 87.79%
Aerospace & Defense - 1.88%
General Dynamics Corp.	11,005	$1,798,987

Air Freight & Logistics - 0.42%
FedEx Corp. (a)	1,600	407,200

Airlines - 1.18%
JetBlue Airways Corp. (a)(b)	61,440	1,132,339

Banks - 12.97%
Bank of America Corp. (a)(c)	85,920	2,982,283
JPMorgan Chase & Co. (a)(c)	22,560	3,320,156
Truist Financial Corp.	40,050	2,281,248
Umpqua Holdings Corp.	108,378	1,850,012
Wells Fargo & Co.	55,120	1,993,690

		12,427,389

Biotechnology - 5.21%
AbbVie, Inc. (c)	16,744	1,803,999
Amgen, Inc. (c)	7,840	1,763,373
Biogen, Inc. (b)(c)	5,234	1,428,254

		4,995,626

Capital Markets - 1.93%
The Goldman Sachs Group, Inc.	5,800	1,852,984

Consumer Finance - 1.51%
American Express Co. (a)	10,675	1,443,901

Containers & Packaging - 1.20%
International Paper Co. (c)	23,225	1,153,121

Diversified Telecommunication Services - 1.87%
Lumen Technologies, Inc. (a)	145,700	1,790,653

Electrical Equipment - 2.22%
nVent Electric PLC (d)	81,015	2,127,454

Electronic Equipment, Instruments & Components - 1.76%
Vishay Intertechnology, Inc.	70,500	1,682,835

Entertainment - 0.79%
The Walt Disney Co.	4,000	756,160

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 28, 2021

	Shares	Value
Food Products - 1.83%
Tyson Foods, Inc. - Class A	25,970	$1,757,390

Health Care Providers & Services - 3.91%
Cardinal Health, Inc.	41,625	2,144,519
Centene Corp. (b)	27,380	1,602,825

		3,747,344

Hotels, Restaurants & Leisure - 2.89%
Las Vegas Sands Corp.	24,650	1,543,090
Norwegian Cruise Line Holdings Ltd. (b)(d)	41,620	1,230,287

		2,773,377

Household Durables - 3.80%
Mohawk Industries, Inc. (a)(b)	8,890	1,555,661
PulteGroup, Inc. (a)(c)	46,240	2,085,887

		3,641,548

Insurance - 7.14%
Argo Group International Holdings Ltd. (d)	22,520	1,040,649
CNO Financial Group, Inc.	49,570	1,192,654
Hartford Financial Services Group, Inc.	47,280	2,396,624
MetLife, Inc. (c)	38,435	2,213,856

		6,843,783

Leisure Products - 0.92%
Hasbro, Inc.	9,400	880,874

Machinery - 1.55%
Caterpillar, Inc. (a)	6,895	1,488,493

Media - 1.49%
The Interpublic Group of Cos., Inc.	54,700	1,428,764

Metals & Mining - 4.24%
B2Gold Corp. (d)	72,100	315,077
Commercial Metals Co.	90,500	2,276,075
Rio Tinto PLC - ADR	16,800	1,468,320

		4,059,472

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 28, 2021

	Shares	Value
Multiline Retail - 2.89%
Kohl’s Corp. (a)	50,130	$2,769,683

Oil, Gas & Consumable Fuels - 11.36%
BP PLC - ADR (c)	41,968	1,024,439
Cimarex Energy Co. (a)	40,890	2,371,211
Marathon Petroleum Corp. (a)(c)	44,760	2,444,791
Pioneer Natural Resources Co. (a)	12,860	1,910,610
Suncor Energy, Inc. (c)(d)	95,140	1,889,480
Valero Energy Corp.	16,170	1,244,767

		10,885,298

Technology Hardware, Storage & Peripherals - 4.49%
NCR Corp. (a)(b)	61,610	2,141,564
NetApp, Inc. (a)	34,596	2,165,709

		4,307,273

Textiles, Apparel & Luxury Goods - 6.02%
PVH Corp. (a)(b)	24,291	2,428,128
Tapestry, Inc. (b)	79,370	3,344,652

		5,772,780

Trading Companies & Distributors - 2.32%
WESCO International, Inc. (b)	27,690	2,222,953

TOTAL COMMON STOCKS (Cost $65,723,100)		84,147,681

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 28, 2021

	Contracts	Notional Value	Value
PURCHASED OPTIONS - 0.12%
Exchange Traded Put Options - 0.12%
Select Sector SPDR TR
Expiration: June, 2021, Exercise Price: $150.000	30	$483,450	$15,000
SPDR S&P 500 ETF Trust
Expiration: December, 2021, Exercise Price: $330.000	28	1,065,008	47,404
Expiration: December, 2021, Exercise Price: $350.000	25	950,900	55,625

TOTAL PURCHASED OPTIONS (Cost $113,347)			118,029

	Shares
EXCHANGE TRADED FUNDS - 0.75%
VanEck Vectors Junior Gold Miners ETF	15,800	723,008

TOTAL EXCHANGE TRADED FUNDS (Cost $591,879)		723,008

MONEY MARKET FUND - 12.50%
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 0.010% (e)	11,980,378	11,980,378

TOTAL MONEY MARKET FUND (Cost $11,980,378)		11,980,378

Total Investments (Cost $78,408,704) - 101.16%		96,969,096
Liabilities in Excess of Other Assets - (1.16)%		(1,107,911)

TOTAL NET ASSETS - 100.00%		$95,861,185

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

February 28, 2021

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security may be subject to call options written.
(b)	Non-income producing security.
(c)	All or a portion of this security is pledged as collateral for securities sold short.
(d)	Foreign issued security.
(e)	Seven day yield as of February 28, 2021.

Abbreviations:

ADR	American Depositary Receipt
Ltd.	Limited Liability Company.
PLC	Public Limited Company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Securities Sold Short

February 28, 2021

	Shares	Value
SECURITIES SOLD SHORT - (10.74)%
COMMON STOCKS - (1.31)%
Food Products - (0.41)%
McCormick & Co Inc.	(4,670)	$(393,588)

Household Durables - (0.45)%
Meritage Homes Corp.	(5,090)	(429,138)

IT Services - (0.45)%
Paychex, Inc.	(4,750)	(432,582)

TOTAL COMMON STOCKS (Proceeds: $1,317,849)		(1,255,308)

EXCHANGE TRADED FUNDS - (9.43)%
Invesco QQQ Trust Series 1	(3,600)	(1,130,904)
iShares Russell 1000 Value ETF	(27,270)	(3,914,881)
iShares Russell 2000 ETF	(9,440)	(2,060,846)
SPDR S&P 500 ETF Trust	(5,080)	(1,932,229)

TOTAL EXCHANGE TRADED FUNDS (Proceeds: $6,744,960)		(9,038,860)

Total for Shares Sold Short (Proceeds: $8,062,809)		$(10,294,168)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written

February 28, 2021

	Contracts	Notional Value	Value
EXCHANGED TRADED CALL OPTIONS
American Express Co.
Expiration: March, 2021, Exercise Price: $120.00	(33)	$(446,358)	$(54,516)
Expiration: June, 2021, Exercise Price: $135.00	(32)	(432,832)	(33,760)
Bank of America Corp.
Expiration: June, 2021, Exercise Price: $37.00	(126)	(437,346)	(21,042)
Caterpillar, Inc.
Expiration: March, 2021, Exercise Price: $170.00	(23)	(496,524)	(108,100)
Cimarex Energy Co.
Expiration: April, 2021, Exercise Price: $60.00	(80)	(463,920)	(37,600)
Expiration: June, 2021, Exercise Price: $55.00	(82)	(475,518)	(80,360)
FedEx Corp.
Expiration: April, 2021, Exercise Price: $280.00	(16)	(407,200)	(10,224)
JetBlue Airways Corp.
Expiration: June, 2021, Exercise Price: $23.00	(210)	(387,030)	(18,480)
JPMorgan Chase & Co.
Expiration: September, 2021, Exercise Price: $165.00	(30)	(441,510)	(21,150)
Kohl’s Corp.
Expiration: April, 2021, Exercise Price: $45.00	(100)	(552,500)	(113,300)
Expiration: April, 2021, Exercise Price: $55.00	(82)	(453,050)	(45,592)
Lumen Technologies, Inc.
Expiration: March, 2021, Exercise Price: $20.00	(700)	(860,300)	(2,450)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2021

	Contracts	Notional Value	Value
Marathon Petroleum Corp.
Expiration: July, 2021, Exercise Price: $62.50	(77)	$(420,574)	$(26,565)
Mohawk Industries, Inc.
Expiration: August, 2021, Exercise Price: $200.00	(23)	(402,477)	(32,775)
NCR Corp.
Expiration: April, 2021, Exercise Price: $29.00	(36)	(125,136)	(22,500)
Expiration: July, 2021, Exercise Price: $45.00	(103)	(358,028)	(11,588)
NetApp, Inc.
Expiration: June, 2021, Exercise Price: $75.00	(60)	(375,600)	(10,200)
Pioneer Natural Resources Co.
Expiration: June, 2021, Exercise Price: $160.00	(30)	(445,710)	(30,000)
PulteGroup, Inc.
Expiration: April, 2021, Exercise Price: $50.00	(306)	(1,380,366)	(33,660)
PVH Corp.
Expiration: March, 2021, Exercise Price: $110.00	(40)	(399,840)	(8,320)
Expiration: June, 2021, Exercise Price: $125.00	(37)	(369,852)	(20,350)
SPDR S&P 500 ETF Trust
Expiration: December, 2021, Exercise Price: $400.00	(23)	(874,828)	(41,929)
Expiration: December, 2021, Exercise Price: $415.00	(25)	(950,900)	(33,250)
Tapestry, Inc.
Expiration: May, 2021, Exercise Price: $35.00	(297)	(1,251,558)	(266,706)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2021

	Contracts	Notional Value	Value
VanEck Vectors Junior Gold Miners ETF
Expiration: March, 2021, Exercise Price: $55.00	(72)	$(329,472)	$(2,376)

			(1,086,793)

EXCHANGED TRADED PUT OPTIONS
Amgen, Inc.
Expiration: June, 2021, Exercise Price: $210.00	(21)	(472,332)	(17,167)
Biogen, Inc.
Expiration: June, 2021, Exercise Price: $210.00	(20)	(545,760)	(17,800)
Carters, Inc.
Expiration: September, 2021, Exercise Price: $75.00	(60)	—	(36,000)
Centene Corp.
Expiration: June, 2021, Exercise Price: $60.00	(72)	(421,488)	(37,440)
Expiration: September, 2021, Exercise Price: $55.00	(85)	(497,590)	(38,250)
Costco Wholesale Corp.
Expiration: June, 2021, Exercise Price: $310.00	(15)	(496,500)	(15,750)
Granite Construction, Inc.
Expiration: March, 2021, Exercise Price: $15.00	(255)	(876,690)	(4,463)
Hasbro, Inc.
Expiration: July, 2021, Exercise Price: $90.00	(102)	(955,842)	(65,280)
Las Vegas Sands Corp.
Expiration: June, 2021, Exercise Price: $45.00	(100)	(626,000)	(9,300)
NetApp, Inc.
Expiration: March, 2021, Exercise Price: $40.00	(100)	(626,000)	(500)

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2021

	Contracts	Notional Value	Value
Norwegian Cruise Line Holdings Ltd.
Expiration: March, 2021, Exercise Price: $15.00	(270)	$(798,120)	$(1,080)
Tyson Foods, Inc.
Expiration: July, 2021, Exercise Price: $62.50	(74)	(500,758)	(22,570)
VanEck Vectors Junior Gold Miners ETF
Expiration: June, 2021, Exercise Price: $45.00	(107)	(489,632)	(48,364)
Expiration: June, 2021, Exercise Price: $50.00	(90)	(411,840)	(60,300)
Wells Fargo & Co.
Expiration: September, 2021, Exercise Price: $27.50	(164)	(593,188)	(14,596)

			(388,860)

Total Options Written (Premiums received $1,473,135)			$(1,475,653)

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 28, 2021

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
ASSETS
Investments, at value: (Cost $14,405,526 and $78,408,704, respectively)	$18,951,197	$96,969,096
Dividends and interest receivable	8,562	186,906
Receivable from Adviser	12,987	—
Receivable for investments sold	—	355,684
Receivable for Fund shares sold	76,382	3,500
Deposits at Broker	—	10,877,423
Other assets	20,982	7,187

TOTAL ASSETS	19,070,110	108,399,796

LIABILITIES
Short securities, at value (premiums received of $0 and $8,062,809, respectively)	—	10,294,168
Written options, at value (premiums received of $0 and $1,473,135, respectively)	—	1,475,653
Payable for investments purchased	—	539,746
Payable for Fund shares redeemed	92,118	35,000
Payable to affiliates	37,808	46,941
Payable to Adviser	—	48,547
Payable for distribution fees	1,064	24,266
Payable for shareholder servicing fees	1,571	17,149
Accrued expenses and other liabilities	42,005	57,141

TOTAL LIABILITIES	174,566	12,538,611

NET ASSETS	$18,895,544	$95,861,185

Net assets consist of:
Paid-in Capital	$20,868,540	$80,659,061
Total distributable earnings (losses)	(1,972,996)	15,202,124

NET ASSETS	$18,895,544	$95,861,185

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 28, 2021

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
CLASS A SHARES
Net assets	$9,223,476	$46,551,287
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	209,564	1,478,709
Net asset value, redemption price and offering price per share(1)	$44.01	$31.48
Maximum offering price per share (Net Assets Value per share divided by 0.9475)(2) (3)	$46.45	$33.23

CLASS C SHARES
Net assets	$1,745,962	$3,937,575
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	43,071	132,337
Net asset value, redemption price and offering price per share(1) (2) (3)	$40.54	$29.75

INSTITUTIONAL CLASS SHARES
Net assets	$7,926,105	$45,372,323
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	175,242	1,428,526
Net asset value, redemption price and offering price per share(1)	$45.23	$31.76

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)

A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on Class A share purchases of $1,000,000 or more that are redeemed within twelve months of purchase and a CDSC of 1.00% may be charged on Class C shares redeemed within twelve months of purchase.

(3)	Reflects a maximum sales charge of 5.25%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 28, 2021

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
INVESTMENT INCOME
Dividend income(1)	$238,161	$2,153,536
Interest income	172	20,198

TOTAL INVESTMENT INCOME	238,333	2,173,734

EXPENSES
Administration fees	146,441	165,824
Management fees	125,056	668,141
Transfer agent fees and expenses	59,587	98,571
Federal and state registration fees	43,464	44,720
Audit and tax fees	34,846	37,621
Legal fees	16,051	28,947
Distribution fees - Class A	15,202	95,361
Distribution fees - Class C	12,979	49,566
Chief Compliance Officer fees and expenses	12,500	12,501
Trustees’ fees and expenses	10,839	10,822
Custody fees	7,452	10,195
Reports to shareholders	5,397	33,905
Shareholder servicing fees - Class C	4,326	16,522
Accounting expense	2,318	4,095
Insurance expense	1,822	1,910
Interest expense	1,352	—
Broker fees	—	101,059
Dividends on short positions	—	271,754
Other expenses	4,223	4,749

TOTAL EXPENSES	503,855	1,656,263

Less waivers and reimbursement by Adviser (Note 4)	(305,449)	(39,030)

NET EXPENSES	198,406	1,617,233

NET INVESTMENT INCOME	39,927	556,501

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations (Continued)

For the Year Ended February 28, 2021

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	$(2,615,951)	$(1,521,881)
Securities sold short	—	547,537
Purchased options	—	81,538
Written options	—	972,738
Net change in unrealized appreciation (depreciation) on:
Investments	7,327,960	19,114,442
Securities sold short	—	(3,413,948)
Purchased options	—	(280,707)
Written options	—	249,351
Foreign currency translation	—	291

NET REALIZED AND UNREALIZED GAIN	4,712,009	15,749,361

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,751,936	$16,305,862

(1)	Net of $1,005 and $10,764 in withholding taxes and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2021	Year Ended February 29, 2020
FROM OPERATIONS
Net investment income	$39,927	$7,932
Net realized loss on:
Investments	(2,615,951)	(2,780,526)
Net change in unrealized appreciation (depreciation) Investments	7,327,960	(1,625,480)

Increase (decrease) in Net Assets from Operations	4,751,936	(4,398,074)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	762,129	579,612
Proceeds from shares sold - Class C	26,902	118,051
Proceeds from shares sold - Institutional Class	1,855,569	1,979,250
Payments for shares redeemed - Class A	(3,392,010)	(1,411,323)
Payments for shares redeemed - Class C	(1,642,191)	(1,106,761)
Payments for shares redeemed - Institutional Class(1)	(3,912,190)	(7,395,345)

Net Decrease from capital share transactions	(6,301,791)	(7,236,516)

TOTAL DECREASE IN NET ASSETS	(1,549,855)	(11,634,590)
NET ASSETS
Beginning of Year	$20,445,399	$32,079,989

End of Year	$18,895,544	$20,445,399

(1)	Net of redemption fees of $524 and $105 for the year ended February 28, 2021 and the year ended February 29, 2020, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Long/Short Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2021	Year Ended February 29, 2020
FROM OPERATIONS
Net investment income	$556,501	$1,339,307
Net realized gain (loss) on:
Investments	(1,521,881)	3,901,880
Securities sold short	547,537	(2,743,121)
Purchased options	81,538	(172,629)
Written options	972,738	1,510,009
Net change in unrealized appreciation (depreciation)
Investments	19,114,442	(5,803,715)
Securities sold short	(3,413,948)	1,758,572
Purchased options	(280,707)	276,525
Written options	249,351	(661,335)
Foreign currency translation	291	—

Increase (decrease) in Net Assets from Operations	16,305,862	(594,507)

FROM DISTRIBUTIONS
Net investment income - Class A	(585,909)	(982,205)
Net investment income - Class C	—	(61,228)
Net investment income - Institutional Class	(767,052)	(987,581)

Net decrease in net assets resulting from distributions paid	(1,352,961)	(2,031,014)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	4,486,792	2,239,996
Proceeds from shares sold - Class C	2,200	70,625
Proceeds from shares sold - Institutional Class	520,121	1,927,779
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	130,502	179,072
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	46,095
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	636,641	816,091
Payments for shares redeemed - Class A(1)	(15,482,406)	(13,925,734)
Payments for shares redeemed - Class C	(6,736,652)	(7,082,907)
Payments for shares redeemed - Institutional Class(2)	(8,430,534)	(27,407,576)

Net Decrease from capital share transactions	(24,873,336)	(43,136,559)

TOTAL DECREASE IN NET ASSETS	(9,920,435)	(45,762,080)
NET ASSETS
Beginning of Year	$105,781,620	$151,543,700

End of Year	$95,861,185	$105,781,620

(1)	Net of redemption fees of $- and $29 for the year ended February 28, 2021 and the year ended February 29, 2020, respectively.
(2)	Net of redemption fees of $11 and $149 for the year ended February 28, 2021 and the year ended February 29, 2020, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017
Net Asset Value, Beginning of Year	$26.39	$31.57	$32.36	$30.61		$23.62

Income from investment operations:
Net investment income (loss)(1)	0.09	0.01	(0.06)	(0.16)		(0.19)
Net realized and unrealized gain (loss) on investments	17.53	(5.19)	(0.73)	1.91		7.18

Total from Investment Operations	17.62	(5.18)	(0.79)	1.75		6.99

Less Distributions:

Total Distributions to Shareholders	—	—	—	—		—

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$44.01	$26.39	$31.57	$32.36		$30.61

Total Return(3)	66.81%	(16.41)%	(2.44)%	5.72%		29.59%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$9,223	$10,071	$12,948	$15,236		$21,013
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	3.82%	2.41%	2.14%	2.14%		2.05%
After waivers and reimbursements of expenses(5)	1.51%	1.51%	1.50%	1.64	%(6)	1.71%
Ratio of net investment loss to average net assets
Before waivers and reimbursements of expenses	(2.00)%	(0.90)%	(0.83)%	(1.02)%		(1.02)%
After waivers and reimbursements of expenses	0.30%	0.02%	(0.19)%	(0.52)%		(0.68)%
Portfolio turnover rate	85.99%	44.25%	51.90%	52.76%		73.84%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 3.80%, 2.40%, 2.14%, 2.12% and 2.04% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 1.50%, 1.50%, 1.50%, 1.62% and 1.70% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017
Net Asset Value, Beginning of Year	$24.48	$29.51	$30.48	$29.05		$22.58

Income from investment operations:
Net investment income loss(1)	(0.10)	(0.21)	(0.29)	(0.36)		(0.38)
Net realized and unrealized gain (loss) on investments	16.16	(4.82)	(0.68)	1.79		6.85

Total from Investment Operations	16.06	(5.03)	(0.97)	1.43		6.47

Less Distributions:

Total Distributions to Shareholders	—	—	—	—		—

Paid-in capital from redemption fees (Note 2)	—	—	—	—		0.00 (2)

Net Asset Value, End of Year	$40.54	$24.48	$29.51	$30.48		$29.05

Total Return(3)	65.60%	(17.05)%	(3.18)%	4.92%		28.65%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$1,746	$2,695	$4,294	$5,230		$8,394
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	4.63%	3.16%	2.89%	2.89%		2.73%
After waivers and reimbursements of expenses(5)	2.26%	2.26%	2.25%	2.39	%(6)	2.46%
Ratio of net investment income(loss) to average net assets
Before waivers and reimbursements of expenses	(2.80)%	(1.64)%	(1.58)%	(1.77)%		(1.71)%
After waivers and reimbursements of expenses	(0.43)%	(0.73)%	0.94%	(1.27)%		(1.44)%
Portfolio turnover rate	85.99%	44.25%	51.90%	52.76%		73.84%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 4.62%, 3.15%, 2.89%, 2.87% and 2.72% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 2.25%, 2.25%, 2.25%, 2.37% and 2.45% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017
Net Asset Value, Beginning of Year	$27.05	$32.28	$33.00	$31.14		$23.96

Income from investment operations:
Net investment income (loss)(1)	0.15	0.09	0.02	(0.08)		(0.12)
Net realized and unrealized gain (loss) on investments	18.03	(5.32)	(0.74)	1.94		7.30

Total from Investment Operations	18.18	(5.23)	(0.72)	1.86		7.18

Less Distributions:

Total Distributions to Shareholders	—	—	—	—		—

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$45.23	$27.05	$32.28	$33.00		$31.14

Total Return(3)	67.21%	(16.20)%	(2.21)%	6.01%		29.97%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$7,926	$7,679	$14,839	$19,220		$28,201
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	3.58%	2.16%	1.89%	1.89%		1.80%
After waivers and reimbursements of expenses	1.26%	1.26%	1.25%	1.39	%(6)	1.46%
Ratio of net investment income(loss) to average net assets
Before waivers and reimbursements of expenses	(1.78)%	(0.63)%	(0.57)%	(0.77)%		(0.77)%
After waivers and reimbursements of expenses	0.54%	0.27%	0.07%	(0.27)%		(0.43)%
Portfolio turnover rate	85.99%	44.25%	51.90%	52.76%		73.84%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding interest expenses are 3.57%, 2.15%, 1.88%, 1.88% and 1.79% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding interest expenses are 1.25%, 1.25%, 1.25%, 1.37% and 1.45% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017
Net Asset Value, Beginning of Year	$25.42	$26.07	$26.95	$26.55		$18.61

Income from investment operations:
Net investment income(1)	0.16	0.27	0.31	0.32		0.99
Net realized and unrealized gain (loss) on investments	6.32	(0.44)	(0.77)	1.33		6.95

Total from Investment Operations	6.48	(0.17)	(0.46)	1.65		7.94

Less Distributions:
From investment income	(0.42)	(0.48)	(0.42)	(1.25)		—

Total Distributions to Shareholders	(0.42)	(0.48)	(0.42)	(1.25)		—

Paid-in capital from redemption fees (Note 2)	—	0.00 (2)	—	0.00	(2)	—

Net Asset Value, End of Year	$31.48	$25.42	$26.07	$26.95		$26.55

Total Return(3)	25.71%	(0.85)%	(1.55)%	6.12%		42.59%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$46,551	$51,478	$64,079	$72,100		$79,907
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	2.04%	1.70%	1.57%	1.58	%(7)	1.58%
After waivers and reimbursements of expenses(5)	2.00%	1.70%	1.57%	1.58	%(7)	1.58%
Ratio of net investment income(loss) to average net assets
Before waivers and reimbursements of expenses(6)	0.59%	0.98%	1.15%	1.18%		4.26%
After waivers and reimbursements of expenses(6)	0.63%	0.98%	1.15%	1.18%		4.26%
Portfolio turnover rate	74.07%	53.97%	37.64%	71.53%		83.56%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding dividends and interest expenses are 1.59%, 1.41%, 1.41%, 1.50% and 1.54% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding dividends and interest expenses are 1.55%, 1.41%, 1.41%, 1.50% and 1.54% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(6)	The net investment income ratios include dividends on short positions and interest expense.
(7)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017
Net Asset Value, Beginning of Year	$23.85	$24.36	$25.11	$24.74		$17.47

Income from investment operations:
Net investment income (loss)(1)	(0.03)	0.07	0.10	0.12		0.77
Net realized and unrealized gain (loss) on investments	5.93	(0.44)	(0.70)	1.22		6.50

Total from Investment Operations	5.90	(0.37)	(0.60)	1.34		7.27

Less Distributions:
From investment income	—	(0.14)	(0.15)	(0.97)		—

Total Distributions to Shareholders	—	(0.14)	(0.15)	(0.97)		—

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00	(2)	—

Net Asset Value, End of Year	$29.75	$23.85	$24.36	$25.11		$24.74

Total Return(3)	24.74%	(1.58)%	(2.29)%	5.31%		41.53%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$3,938	$9,744	$16,735	$20,597		$28,286
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	2.79%	2.45%	2.32%	2.33	%(7)	2.33%
After waivers and reimbursements of expenses(5)	2.75%	2.45%	2.32%	2.33	%(7)	2.33%
Ratio of net investment income(loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.18)%	0.25%	0.40%	0.50%		3.53%
After waivers and reimbursements of expenses(6)	(0.14)%	0.25%	0.40%	0.50%		3.53%
Portfolio turnover rate	74.07%	53.97%	37.64%	71.53%		83.56%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding dividends and interest expenses are 2.34%, 2.16%, 2.16%, 2.25% and 2.29% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding dividends and interest expenses are 2.30%, 2.16%, 2.16%, 2.25% and 2.29% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, respectively.

(6)	The net investment income ratios include dividends on short positions and interest expense.
(7)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Year Ended February 28, 2017
Net Asset Value, Beginning of Year	$25.68	$26.34	$27.24	$26.83		$18.83

Income from investment operations:
Net investment income(1)	0.22	0.34	0.37	0.38		1.05
Net realized and unrealized gain (loss) on investments	6.39	(0.44)	(0.78)	1.35		7.04

Total from Investment Operations	6.61	(0.10)	(0.41)	1.73		8.09

Less Distributions:
From investment income	(0.53)	(0.56)	(0.49)	(1.32)		(0.09)

Total Distributions to Shareholders	(0.53)	(0.56)	(0.49)	(1.32)		(0.09)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	—	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$31.76	$25.68	$26.34	$27.24		$26.83

Total Return(3)	26.00%	(0.60)%	(1.30)%	6.37%		43.00%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s Omitted)	$45,372	$44,559	$70,730	$96,661		$108,727
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	1.79%	1.45%	1.32%	1.33	%(6)	1.33%
After waivers and reimbursements of expenses(5)	1.75%	1.45%	1.32%	1.33%		1.33%
Ratio of net investment income(loss) to average net assets
Before waivers and reimbursements of expenses(6)	0.79%	1.24%	1.40%	1.41%		4.47%
After waivers and reimbursements of expenses(6)	0.83%	1.24%	1.40%	1.41%		4.47%
Portfolio turnover rate	74.07%	53.97%	37.64%	71.53%		83.56%

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Institutional Class

Financial Highlights (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

The expense ratio before waivers and reimbursements of expenses excluding dividends and interest expenses are 1.34%, 1.16%, 1.16%, 1.25% and 1.29% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, and February 29, 2016, respectively.

(5)

The expense ratio after waivers and reimbursements of expenses excluding dividends and interest expenses are 1.30%, 1.16%, 1.16%, 1.25% and 1.29% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018, and February 28, 2017, and February 29, 2016, respectively.

(6)	The net investment income ratios include dividends on short positions and interest expense.
(7)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 28, 2021

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objective and policies within the Trust. The investment objective of the Snow Capital Long/Short Opportunity Fund is long-term capital appreciation and protection of investment principal. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund(s) in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The classes differ principally in their respective distribution expense arrangements as well as their respective sales charge arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ current prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ current prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Long/Short Opportunity Fund became effective and commenced operations on April 28, 2006. Prior to June 28, 2018, the Snow Capital Long/Short Opportunity Fund was named the “Snow Capital Opportunity Fund.” The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting

Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except those securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of the exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or at the latest sale price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the security will be priced at fair value in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Any discount or premium is accreted or amortized using the constant yield to maturity method. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds held no Level 3 securities throughout the year ended February 28, 2021. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2021.

Snow Capital Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$18,503,058	$—	$—	$18,503,058
Money Market Funds	448,139	—	—	448,139

Total Assets	$18,951,197	$—	$—	$18,951,197

Snow Capital Long/Short Opportunity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks1)	$84,147,681	$—	$—	$84,147,681
Purchased Options	118,029		—	118,029
Exchange-Traded Funds	723,008	—	—	723,008
Money Market Funds	11,980,378	—	—	11,980,378

Total Assets	$96,969,096	$—	$—	$96,969,096

Liabilities:
Securities Sold Short(2)	$(10,294,168)	$—	$—	$(10,294,168)

Written Options	$(1,257,919)	$(217,734)	$—	$(1,475,653)

Total Liabilities	$(11,552,087)	$(217,734)	$—	$(11,769,821)

(1)	See the Schedules of Investments for industry classifications.
(2)	See the Schedule of Securities Sold Short for industry classifications.

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Long/Short Opportunity Fund used put and call options during the period presented. The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position in an equity security.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Long/Short Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2021:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$118,029	Options written, at value	$(1,475,653)

Total		$118,029		$(1,475,653)

The effect of derivative instruments on the income for the year ended February 28, 2021 was as follows:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$81,538	$972,738	$1,054,276

Total	$81,538	$972,738	$1,054,276

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$(280,707)	$249,351	$(31,356)

Total	$(280,707)	$249,351	$(31,356)

The average monthly notional amount outstanding for purchased and written options during the year ended February 28, 2021 were $2,627,234 and $(16,707,976), respectively.

The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Long/Short Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

(c)	Short Positions

The Snow Capital Long/Short Opportunity Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.

(d)	Federal Income Taxes

Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The

Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.

The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held thirty days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Year Ended February 28, 2021	Year Ended February 28, 2020
Snow Capital Small Cap Value Fund	$524	$105
Snow Capital Long/Short Opportunity Fund	$11	$178

(h)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(i)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid was as follows:

	Year Ended February 28, 2021	Year Ended February 29, 2020
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$—
Long Term Capital Gain	$—	$—
Snow Capital Long/Short Opportunity Fund
Ordinary Income	$1,352,961	$2,031,014
Long Term Capital Gain	$—	$—

As of February 28, 2021, the components of accumulated earnings on a tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
Cost basis of investment for Federal income tax purposes	$15,012,054	$68,872,760

Gross tax unrealized appreciation	4,759,287	20,642,896
Gross tax unrealized depreciation	(820,145)	(4,316,381)

Net tax unrealized appreciation	3,939,142	16,326,515

Undistributed ordinary income	22,068	559,120
Undistributed long-term capital gain	—	—

Total distributable earnings	22,068	559,120

Other accumulated losses	(5,934,206)	(1,683,511)

Total accumulated earnings (losses)	(1,972,996)	15,202,124

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales. The cost basis of investment for Federal income tax purposes for Snow Capital Long/Short Opportunity Fund includes a reduction of $8,062,809 and $1,473,135 for short securities and written options, respectively.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Total Distributable Earnings (losses)	Paid In Capital
Snow Capital Small Cap Value Fund	$—	$—
Snow Capital Long/Short Opportunity Fund	$(17)	$17

At February 28, 2021, the following Funds had capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent a Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 28, 2021.

	Short-term	Long-term
Snow Capital Small Cap Value Fund	$—	$5,934,206
Snow Capital Long/Short Opportunity Fund	$—	$1,590,983

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2021. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2021. At February 28, 2021, fiscal years 2018 through 2021 for both Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the following annual rates based on each Fund’s average daily net assets.

Rate
Snow Capital Small Cap Value Fund	0.95%
Snow Capital Long/Short Opportunity Fund	0.80%

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses, interest, brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Caps as follows:

	Expense Cap	Expiration Date
Snow Capital Small Cap Value Fund	1.25%	June 28, 2022
Snow Capital Long/Short Opportunity Fund	1.30%	June 28, 2022

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Cap in place at the time of the waiver or reimbursement or (2) the Expense Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
February 28, 2022	$235,088	$—
February 29, 2023	$251,464	$—
February 28, 2024	$305,449	$39,030

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and the distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended February 28, 2021, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Snow Capital Small Cap Value Fund
Class A	$15,202	N/A
Class C	$12,979	$4,326
Snow Capital Long/Short Opportunity Fund
Class A	$95,361	N/A
Class C	$49,566	$16,522

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (“Fund Services”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended February 28, 2021, and owed as of February 28, 2021, are as follows:

Administration and Accounting	Incurred	Owed
Snow Capital Small Cap Value Fund	$148,759	$25,756
Snow Capital Long/Short Opportunity Fund	$169,919	$29,799

Transfer Agency(1)	Incurred	Owed
Snow Capital Small Cap Value Fund	$52,720	$8,719
Snow Capital Long/Short Opportunity Fund	$78,938	$13,317

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations for the Small Cap Value and Long/Short Opportunity Funds.

Custody	Incurred	Owed
Snow Capital Small Cap Value Fund	$7,452	$1,248
Snow Capital Long/Short Opportunity Fund	$10,195	$1,743

The Small Cap Value and Long/Short Opportunity Funds each have a line of credit with US Bank (see Note 9).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended February 28, 2021, and owed as of February 28, 2021, is as follows:

	Incurred	Owed
Snow Capital Small Cap Value Fund	$12,500	$2,085
Snow Capital Long/Short Opportunity Fund	$12,501	$2,082

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Year Ended February 28, 2021	Year Ended February 29, 2020
Shares sold	27,625	19,451
Shares reinvested	—	—
Shares redeemed	(199,738)	(47,926)

Net decrease	(172,113)	(28,475)

Snow Capital Small Cap Value Fund – Class C Shares	Year Ended February 28, 2021	Year Ended February 29, 2020
Shares sold	869	4,192
Shares reinvested	—	—
Shares redeemed	(67,888)	(39,594)

Net decrease	(67,019)	(35,402)

Snow Capital Small Cap Value Fund – Institutional Class Shares	Year Ended February 28, 2021	Year Ended February 29, 2020
Shares sold	51,272	64,865
Shares reinvested	—	—
Shares redeemed	(159,938)	(240,713)

Net decrease	(108,666)	(175,848)

Snow Capital Long/Short Opportunity Fund Class A Shares	Year Ended February 28, 2021	Year Ended February 29, 2020
Shares sold	162,377	81,570
Shares reinvested	4,641	6,286
Shares redeemed	(713,237)	(521,148)

Net decrease	(546,219)	(433,292)

Snow Capital Long/Short Opportunity Fund Class C Shares	Year Ended February 28, 2021	Year Ended February 29, 2020
Shares sold	87	2,734
Shares reinvested	—	1,722
Shares redeemed	(276,270)	(282,871)

Net decrease	(276,183)	(278,415)

Snow Capital Long/Short Opportunity Fund Institutional Class Shares	Year Ended February 28, 2021	Year Ended February 29, 2020
Shares sold	20,619	71,019
Shares reinvested	22,449	28,366
Shares redeemed	(349,790)	(1,049,812)

Net decrease	(306,722)	(950,427)

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 28, 2021 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund
Purchases:
U.S. Government	$—	$—
Other	$11,430,818	$52,271,866
Sales:
U.S. Government	$—	$—
Other	$17,491,763	$73,449,025

(9)	Line of Credit

At February 28, 2021, the Snow Capital Small Cap Value Fund and the Snow Capital Long/Short Opportunity Fund each had a line of credit with a maximum amount of borrowing for the lesser of $1,500,000 and $8,000,000, respectively, or 33% of unencumbered assets maturing August 7, 2021. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank. Interest was accrued at the prime rate of 4.75% from March 1, 2020 through March 3, 2020, 4.25% from March 4, 2020 through March 15, 2020, and 3.25% thereafter. There were no loans outstanding at period end. The following table provides information regarding the usage of the line of credit during the year ended February 28, 2021.

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Snow Capital Small Cap Value Fund	107	$138,542	$1,352	$2,700,000	3/24/2020

*	Interest expense is reported on the Statement of Operations.

(10)	Recent Market Events

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

(11)	Subsequent Events

Management has evaluated subsequent events after February 28, 2021 and through the date the financial statements were issued and determined there were no subsequent events that would require recognition or disclosure in financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, schedule of securities sold short, and schedule of options written, of the Snow Capital Family of Funds, comprising Snow Capital Small Cap Value Fund and Snow Capital Long/Short Opportunity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 28, 2021

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

Statement Regarding Liquidity Risk Management Program – Snow Capital Family of Funds

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Snow Capital Management L.P. (“Snow”), the investment adviser to the Snow Capital Long/Short Opportunity Fund and Snow Capital Small Cap Value Fund (the “Funds”), each a series of the Trust, have adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Snow as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Trading Committee (as may be constituted from time to time). The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 14, 2020, the Board reviewed the Program Administrator’s written annual report for the period December 1, 2019 through June 30, 2020 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that the Funds primarily held investments that were classified as highly liquid during the review period. The Report noted that the Funds’ portfolios are expected to continue to primarily hold highly liquid investments and the determination that the Funds be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Funds can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Funds and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Funds’ restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Funds are reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2021 was as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	100.00%

For the year ended February 28, 2021, taxable ordinary income distributions are designated as short-term capital gain distributions under the Code Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	21	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	21	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	21	Retired (2011-present).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	21	President (2017-present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017), Trustee, USA MUTUALS (an open-end investment company) (2001-2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Heartland Advisors, Inc.	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ Form N-PORT filings on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

1605 Carmody Court, Suite 300

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Ave., Suite 2200

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2021	FYE 2/29/2020
(a) Audit Fees	$61,500	$59,700
(b) Audit-Related Fees	0	0
(c) Tax Fees	$10,950	$10,625
(d) All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche, LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2021	FYE 2/29/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 2/28/2021	FYE 2/29/2020
Registrant	0	0
Registrant’s Investment Adviser	0	0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 3, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title) *	/s/ John Buckel
John Buckel, President

Date: 5/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date: 5/4/2021

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date: 5/4/2021

*	Print the name and title of each signing officer under his or her signature.